FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT dated as of May __, 1996 (the "First Amendment") to that Credit Agreement dated as of November 21, 1995 (as amended and modified, the "Credit Agreement") by and among CORT FURNITURE RENTAL CORPORATION, a
Delaware  corporation (the "Borrower"),  CORT BUSINESS SERVICES  CORPORATION,  a
Delaware corporation (the "Company") and those Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto (together with the Company, the "Guarantors"), the several lenders identified on the signature pages hereto (the "Lenders") and NATIONSBANK, N.A., as agent for the Lenders (in such capacity, the "Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Lenders established a $50 million credit facility in favor of the Borrower pursuant to the terms of the Credit Agreement;

         WHEREAS,  the  Borrower  has  requested   modification  of  the  credit
facility, including an increase of $20 million in the Aggregate Revolving Committed Amount;

         WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions hereafter set forth;

         NOW,  THEREFORE,  IN  CONSIDERATION  of the premises and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties agree as follows:

         A. The Credit Agreement is amended and modified in the following respects:

                  1. The pricing grid in the definition of "Applicable Percentage" is amended to read as follows:

================================================================================
                                     Applicable
                                     Percentage
                                        for                           Applicable
                                     Eurodollar      Applicable       Percentage
                Consolidated          Loan and       Percentage           for
Pricing            Funded            Letter of        for Base        Commitment
Level            Debt Ratio          Credit Fee      Rate Loans           Fee
- --------------------------------------------------------------------------------
  IV               > 3.0               2.00%             0%              .375%
                   -
- --------------------------------------------------------------------------------
 III         < 3.0 but > 2.25         1.75%             0%              .300%
                       -
- --------------------------------------------------------------------------------
  II          < 2.25 but > 1.5         1.50%             0%              .250%
                        -
- --------------------------------------------------------------------------------
   I               < 1.5               1.25%             0%              .250%
================================================================================

                  2. The Revolving Commitments are increased and the Schedule of Lenders and Revolving Commitments in Schedule 2.1(a) is amended as attached, and subsection (ii) of the proviso of the first sentence of Section 2.1(a) is amended to read as follows:

                  "(ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus LOC Obligations plus Swingline Loans shall not exceed the lesser of SEVENTY MILLION DOLLARS ($70,000,000) (as such aggregate maximum amount may be reduced from time to time as provided herein, the "Revolving Committed Amount") or the Borrowing Base"

                  3. The first sentence of Section 2.1(b)(i) is amended to read as follows:

                  "The Borrower shall request a Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans."

                  4. The Swingline Committed Amount is increased and subsection (i) of Section 2.3(a) is amended to read as follows:

                  "(i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed FOUR MILLION DOLLARS ($4,000,000) (the "Swingline Committed Amount"), and"

                  5. The first sentence of Section 3.3(d) is amended to read as follows:

                  "Except as otherwise provided herein, the Borrower will provide notice to the Agent of any prepayment by 11:00 A.M. (Charlotte, North Carolina time) on the date of payment."

                  6. The Company has reached an oral settlement agreement with the Internal Revenue Service with respect to the Borrower's federal income tax returns for 1989 through 1992, the terms of which are set out in the Form 10-K, copies of which have been provided to the Lenders. The definition of "Applicable Percentage" contains a gross-up provision of 25 b.p.s. for Eurodollar Loans until such time as a written settlement agreement is reached with the Internal
Revenue Service for a cash settlement cost of not more than $5,000,000 (by asterisk reference to the pricing grid, the "Eurodollar Pre-Settlement Gross-Up Provision"). The Lenders, on the basis of the oral agreement and in anticipation of the definitive final settlement agreement on the terms of the oral agreement, hereby agree to deletion of Eurodollar Pre-Settlement Gross-Up Provision effective immediately from the date of effectiveness of this First Amendment.

         B. The Borrower, the Company and the other Credit Parties hereby certify that as of the date hereof:

                  (i) the representations and warranties made by the Borrower, the Company and the other Credit parties in the Credit Agreement, the Security Agreement and other Credit Documents are true and correct in all material respects; and

                  (ii) No Default or Event of Default has occurred and is continuing.

         C. The effectiveness of this First Amendment is conditioned upon receipt by the Agent of the following:

                  (i) fully executed copies of this First Amendment, amended, restated and substituted Revolving Notes for each Lender evidencing the increase in Revolving Commitments and an amended, restated and substituted Swingline Note for the Swingline Lender;

                  (ii) copies of resolutions of the Company, the Borrower and the other Credit Parties approving the terms, and authorizing execution and delivery, of this First Amendment; and

                  (iii) legal opinions of counsel to the Company, the Borrower and the other Credit Parties regarding the enforceability of this First Amendment, the amended, restated and substituted Revolving Notes and the amended, restated and substituted Swingline Note.

         D. The Company and the other Guarantors join in the execution of this First Amendment for purposes, among other things, of acknowledging and consenting to the terms of this First Amendment and reaffirming their guaranty obligations under the Credit Agreement, as amended hereby.

         E. The Borrower, the Company and the other Credit Parties will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this First Amendment.

         F. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

         G. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         H. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

         I. This First Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

                                   [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Credit Agreement to be duly executed and delivered as of the date and year first above written.

BORROWER:
- ---------

                                    CORT FURNITURE RENTAL CORPORATION,
                                    a Delaware corporation

                                    By:___________________________
                                            Frances Ann Ziemniak,
                                            Vice President, Finance and
                                            Chief Financial Officer

COMPANY:
- --------

                                    CORT BUSINESS SERVICES CORPORATION,
                                    a Delaware corporation

                                    By:___________________________
                                            Frances Ann Ziemniak,
                                            Vice President, Finance and
                                            Chief Financial Officer

OTHER CREDIT PARTIES:
- ---------------------

                                    EVANS RENTS,
                                    a California corporation

                                    By:___________________________
                                    Title:


                                    EVANS RELOCATION SERVICES,
                                    a California corporation

                                    By:___________________________
                                    Title:


                                    EVANS CONVENTION SERVICES,
                                    a California corporation

                                    By:___________________________
                                    Title:


                                    CLEARANCE CLUB HOME/OFFICE,
                                    a California corporation

                                    By:___________________________
                                    Title:

                                                         First Amendment to
                                                         Credit Agreement
                                                         Cort Furniture Rental
                                                         Corporation

LENDERS:
- --------

                                    NATIONSBANK, N.A.,
                                    in its capacity as Agent and as
                                    a Lender

                                    By________________________________
                                    Title:


                                    PROVIDENT BANK OF MARYLAND

                                    By________________________________
                                    Title:


                                    NBD BANK

                                    By________________________________
                                    Title:


                                    MELLON BANK, N.A.

                                    By________________________________
                                    Title:

                                                           First Amendment to
                                                           Credit Agreement
                                                           Cort Furniture Rental
                                                           Corporation


                                 Schedule 2.1(a)
                             Schedule of Lenders and
                              Revolving Commitments





                                Revolving       Revolving           LOC                 LOC
                                Committed       Commitment       Committed           Commitment
      Lender                      Amount        Percentage         Amount            Percentage
      ------                    ---------       ----------       ---------           ----------
NationsBank, N.A.               $25,000,000      35.7143%       $1,785,714.29         35.7143%

Provident Bank of Maryland      $15,000,000      21.4286%       $1,071,428.57         21.4286%

NBD Bank                        $15,000,000      21.4286%       $1,071,428.57         21.4286%

Mellon Bank, N.A.               $15,000,000      21.4286%       $1,071,428.57         21.4286%
                                -----------     ---------       -------------       ---------

                                $70,000,000     100.0000%       $5,000,000.00        100.0000%
